UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  July 19, 2017

GREAT SOUTHERN BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland	000-18082	43-1524856
(State or other jurisdiction of incorporation)	(Commission File Number	I.R.S. Employer Identification No.)

1451 East Battlefield, Springfield, Missouri	65804
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (417) 887-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   [  ]

Item 7.01.  Regulation FD Disclosure

    Set forth below is presentation material of Great Southern Bancorp, Inc., the holding company for Great Southern Bank.
 June 30, 2017

   Portfolio Diversification  Legacy Loans  6.30.17  $3,579,552  $3,515,384  3.31.17  *Includes Home Equity Loans of $108,227  Includes Home Equity Loans of $107,112  2  [in thousands]

   Portfolio Diversification  Terminated Loss Share Agreement Loans  6.30.17  $195,380  $70,370   3.31.17  Team Bank, Vantus Bank, Sun Security Bank, and InterSavings Bank*Includes Home Equity Loans of $30,581  Team Bank, Vantus Bank, and Sun Security Bank*Includes Home Equity Loans of $4,964  3  [in thousands]

   Portfolio Diversification  FDIC Assisted Acquired Loans  6.30.17  $71,860  $74,986  3.31.17  Valley Bank*Includes Home Equity Loans of $647  Valley Bank*Includes Home Equity Loans of $613  4  [in thousands]

   Portfolio by Region  Legacy Loans  6.30.17  $3,579,552  $3,515,384  3.31.17  5  [in thousands]

   Portfolio by Region  Terminated Loss Share Agreement Loans  6.30.17  $195,380  $70,370  3.31.17  6  [in thousands]  Team Bank, Vantus Bank, Sun Security Bank, and InterSavings Bank  Team Bank, Vantus Bank, and Sun Security Bank

   Commercial Real Estate  Legacy Loans  6.30.17  $1,200,966  $1,203,040  3.31.17  7  [in thousands]

   Construction & Land Development  Legacy Loans  6.30.17  $464,252  $386,099  3.31.17  8  [in thousands]

   Multi Family Real Estate by Region  Legacy Loans  6.30.17  $673,576  $652,624  3.31.17  9  [in thousands]  Average credit size is $2,363,425  Average credit size is $2,322,506

   Multi Family Real Estate by LTV  Legacy Loans  6.30.17  $673,576  $652,624  3.31.17  10  [in thousands]

   Consumer Auto Loans by Region  Legacy Loans  6.30.17  $429,346  $463,022  3.31.17  11  [in thousands]  71% of the Consumer PortfolioAvg. origination balance $16,300Avg. origination term 5 yearsExpected life 23 months Average Primary FICO--689  New autos--4% Used autos--96% Indirect loans-- 89%Direct loans--11%  73% of the Consumer PortfolioAvg. origination balance $16,372Avg. origination term 5 yearsExpected life 24 monthsAverage Primary FICO--701  New autos--5% Used autos--95% Indirect loans-- 89%Direct loans--11%

   NonPerforming by Type  Legacy Loans  6.30.17  $13,264  $16,074  3.31.17  12  [in thousands]    *Includes Home Equity Loans of $333  *Includes Home Equity Loans of $214

   NonPerforming by Region  Legacy Loans  6.30.17  $13,264  $16,074  3.31.17  13  [in thousands]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GREAT SOUTHERN BANCORP, INC.

Date: July 19, 2017	By: /s/ Joseph W. Turner
Joseph W. Turner
President and Chief Executive Officer